                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 5, 1999
                                ----------------
                Date of Report (Date of earliest event reported)


                                 VALENTIS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-22987                  94-3156660
      ----------------             ----------------          ----------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)


                                863A MITTEN ROAD
                              BURLINGAME, CA 94010
                              --------------------
                    (Address of principal executive offices)


                                 (650) 697-1900
                                ----------------
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

         On November 5, 1999, Valentis, Inc., a Delaware corporation ("Valentis" or the "Company"), announced (i) a restructuring of the Company designed to improve the efficiency of product development and enhance the Company's capability for clinical development, and (ii) the resignation of Rodney Pearlman from his position as the Company's Senior Vice President, Research and Development, such resignation to become effective on January 3, 2000. Benjamin
F. McGraw III, the Company's President and Chief Executive Officer will assume the responsibilities previously performed by Mr. Pearlman.

         A copy of the Company's press release, dated November 5, 1999, announcing the restructuring and Mr. Pearlman's resignation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         This report and the Company's press release attached hereto contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, uncertainty that the Company will be able to develop a commercially viable gene-based therapeutic, that any of the Company's programs will be partnered with a pharmaceutical partner, that necessary regulatory approvals will be obtained, that any clinical trials will be successful, or that the Company will successfully integrate the operations from recent acquisitions. The actual results may differ from those projected in the forward-looking statement due to risks and uncertainties that exist in the Company's operations and business environment. These are described more fully in the Valentis Annual Report on Form 10-K for the period ended June 30, 1999, filed with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

            EXHIBIT NO.       DESCRIPTION
               99.1           Press Release dated November 5, 1999

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 8, 1999

                                        VALENTIS, INC.



                                        By: /s/ Bennet L. Weintraub
                                            -----------------------
                                            Bennet L. Weintraub
                                            Vice President, Finance and Chief
                                            Financial Officer

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                              EXHIBIT INDEX

            EXHIBIT NO.       DESCRIPTION
               99.1           Press Release dated November 5, 1999